SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 16, 2004 (June 10, 2004)

TRAFFIX, INC.

(Exact Name of registrant as specified in its charter)

Delaware	0-27046	22-3322277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Blue Hill Plaza Pearl River, New York		10965
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 620-1212

TRAFFIX, INC.

INDEX TO FORM 8-K

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

JUNE 16, 2004

ITEMS IN FORM 8-K

Item 5.                                                           Other Events and Regulation FD Disclosure

On June 10, 2004, the Company issued a press release announcing the execution of an agreement to acquire the assets of SendTraffic.com, Inc.  A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.

Item 7.                                                           Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Description

99.1*	June 10, 2004 Press Release

*   Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2004	TRAFFIX, INC.

	By:	/s/ Jeffrey L. Schwartz
Jeffrey L. Schwartz
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1*	June 10, 2004 Press Release

*   Filed herewith